ADMA Biologics Strengthens Patent Portfolio Through Newly Issued U.S. Patent for Immunotherapeutic Methods

RAMSEY, N.J. and BOCA RATON, FL., July 31, 2017 (GLOBE NEWSWIRE) -- ADMA Biologics, Inc. (NASDAQ: ADMA) is a vertically integrated biopharmaceutical and specialty immunoglobulin company that develops, manufactures and commercializes specialty plasma-based biologics for the proposed treatment of immune deficiencies and prevention of certain infectious diseases, announced today that the United States Patent and Trademark Office has issued to the Company U.S. Patent No. 9,714,283, which encompasses methods of providing immunotherapy to patients using immune globulin compositions proprietary to ADMA. The term of this newly issued patent extends to January 2035.

The covered methods encompass therapeutic and prophylactic treatments for a broad spectrum of immune compromised and immunodeficient patients via administration of RI-002, ADMA’s proprietary immune globulin composition. RI-002 is manufactured using plasma obtained from donors tested to have elevated, neutralizing antibody titers to Respiratory Syncytial Virus (RSV) and ensuring the final product contains elevated neutralizing antibody titers to RSV, as well as elevated antibody titers to other respiratory pathogens, such as influenza virus, coronavirus, parainfluenza virus, and metapneumovirus. The covered methods also encompass treatment of active infections in patients administered the patented immunotherapeutic immune globulin compositions.

“We are pleased by the issuance of this important patent to ADMA Biologics that extends the intellectual property around our lead product candidate, RI-002, a differentiated immunotherapeutic immune globulin product candidate that we believe will benefit the lives of patients suffering from various forms of immunodeficiency,” stated Adam Grossman, President and CEO of ADMA Biologics. “Immune compromised patients suffer significant morbidity and mortality from opportunistic respiratory pathogens, despite being treated with regular infusions of the commercially available immune globulin (IG). It is hoped that the methods and IG compositions encompassed by this newly issued patent will one day provide a new avenue for treating patients at risk for, or who are suffering from, infection by RSV, or other respiratory pathogens, such as influenza, while concurrently meeting or exceeding the high regulatory standards set by the United States Food and Drug Administration for immune globulin products. This newly issued methods patent, combined with our previously issued compositions patent, provides strong intellectual property protection of RI-002, and we continue to pursue additional proprietary rights around this product candidate. We are grateful to our collaborators for their contributions of countless hours of research and dedication in helping us develop this product.”

About ADMA Biologics, Inc. (ADMA)
ADMA Biologics is a vertically integrated biopharmaceutical and specialty immunoglobulin manufacturing company that currently markets and develops specialty plasma-based biologics for the proposed treatment of immune deficiencies and prevention of certain infectious diseases.  ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease, or who may be immune-compromised for medical reasons. ADMA has received U.S. Patents 9,107,906 and 9,714,283 relating to certain aspects of its product candidate. ADMA has recently announced the closing of its acquisition of certain assets from Biotest Pharmaceuticals Corporation. For more information, please visit www.admabiologics.com.

About RI-002
ADMA's lead product candidate, RI-002, is a specialty plasma-derived, polyclonal, intravenous immune globulin (IGIV) derived from human plasma containing naturally occurring polyclonal antibodies (e.g., Streptococcus pneumoniae, H. influenza type B, cytomegalovirus (CMV), measles, tetanus, etc.) as well as plasma from donors tested to have high levels of neutralizing antibodies to respiratory syncytial virus (RSV). ADMA is pursuing an indication for the use of this specialty intravenous immune globulin (IGIV) product for treatment of patients diagnosed with PIDD. Polyclonal antibodies are the primary active component of IGIV products. Polyclonal antibodies are proteins that are used by the body's immune system to neutralize microbes, such as bacteria and viruses. Data review indicates that the polyclonal antibodies present in RI-002 support its ability to prevent infections in immune-compromised patients.

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "intend," "target,” “will," “is likely,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, but are not limited to, statements concerning our ability to develop, manufacture, and commercialize specialty plasma-based biologics for the proposed treatment of immune deficiencies and the prevention of certain infectious diseases, the success of our work with our third party vendors and the U.S. Food and Drug Administration in furtherance of and progress towards an approval of our Biologics License Application for specialty plasma-based biologics and the ability of such third parties to respond adequately or in a timely manner to the issues raised by the FDA, our ability to successfully pursue commercialization and prelaunch activities, the timeframe within which we may receive approval from the FDA for specialty plasma-based biologics, if at all, the potential of our specialty plasma-based biologics to provide meaningful clinical improvement for patients living with PIDD or other indications and our ability to realize increased prices for plasma growth in the plasma collection industry. These forward-looking statements also involve risks and uncertainties concerning our ability to complete and close the proposed transaction described herein, the expected closing date of such transaction, the anticipated benefits and synergies of such transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of ADMA to successfully integrate the therapy business of BPC, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; ADMA’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in ADMA’s filings with the SEC, including those discussed in ADMA’s most recent Annual Report on Form 10--K and in any subsequent periodic reports on Form 10--Q and Form 8-K, and any amendments thereto, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for ADMA are also available in the Investor Relations section of ADMA’s website at www.admabiologics.com. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

COMPANY CONTACT: Brian Lenz

Vice President and Chief Financial Officer | 201-478-5552 | www.admabiologics.com

INVESTOR RELATIONS CONTACT: Matthew Duffy

Managing Director, LifeSci Advisors, LLC | 212-915-0685 |